Unaudited Consolidated Statement of Operations - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2023	Jun. 30, 2022
Net revenues:
Software	$ 5,662	$ 5,065
Hardware	9,330	21,196
Total net revenues	14,992	26,261
Cost of revenues
Software	(3,915)	(4,453)
Hardware	(8,165)	(19,530)
Total cost of revenues	(12,080)	(23,983)
Total gross (loss) profit	2,912	2,279
Operating expenses:
Sales and marketing expenses	(226)	(107)
General and administrative expenses	(10,408)	(3,665)
Research and development expenses	(1,362)	(1,953)
Total operating expenses	(11,996)	(5,725)
Operating income (loss)	(9,084)	(3,447)
Interest income	59	1
Interest expense	(3,571)	(788)
Other income	3	369
Other expense	(16,508)	(1,415)
Foreign exchange income (loss)	286	8
Government grant	14
Income (loss) from continuing operations, before income taxes	(28,801)	(5,272)
Income tax expense
Net income (loss) from continuing operations	$ (28,801)	$ (5,272)